Exhibit 10.1
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 3, 2006 (this “Amendment”), is among MSX International, Inc., a Delaware corporation (with its successors and assigns, the “Company”), the other Loan Parties, the Lenders and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), a national banking association, as LC Issuer and as Agent.
RECITALS
          A. The Company, the other Loan Parties, the Lenders and JPMorgan Chase Bank, NA, as LC Issuer and as Agent, are parties to an Amended and Restated Credit Agreement dated as of August 1, 2003, as amended (the “Credit Agreement”).
          B. The Company and the other Loan Parties have requested that the Agent, the LC Issuer and the Lenders amend the Credit Agreement as set forth herein, and the Agent, the LC Issuer and the Lenders are willing to do so in accordance with the terms hereof.
TERMS
          In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:
          ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:
          1.1 The following definitions are added to Section 1.1 in appropriate alphabetical order:
          “GTECH” means GTECH Services, Inc., a Michigan corporation.
          “GTECH Additional Consideration” means the “Additional Consideration”, as defined in the GTECH Asset Sale Agreement, to be paid as described in the GTECH Asset Sale Agreement.
          “GTECH Asset Sale Agreement” means the Asset Purchase Agreement dated March 3, 2006 among MSX Engineering, the Company, Chelsea Computer Consultants, Inc. and GTECH in the form delivered to the Agent prior to the Fourth Amendment Effective Date.
          “GTECH Asset Sale Documents” means the GTECH Asset Sale Agreement and all other agreements and documents executed or delivered in connection therewith.
          “GTECH Sale” means the sale of the GTECH Sale Assets in accordance with the GTECH Asset Sale Documents.
          “GTECH Sale Assets” means the “Assets”, as that terms is defined in the GTECH Asset Sale Agreement, to be sold pursuant to the GTECH Asset Sale Documents.
          “GTECH Sale Net Cash Proceeds” means the Net Cash Proceeds paid or to be paid to MSX Engineering or any of its Affiliates at any time in connection with the GTECH Sale, including without limitation all such amounts as described on Schedule 5.37.

          “Fourth Amendment” means the Fourth Amendment to this Agreement dated the Fourth Amendment Effective Date.
          “Fourth Amendment Effective Date” means March 3, 2006.
          “2006 Blocked Account” means the “Account” defined and referenced in the 2006 Blocked Account Control Agreement.
          “2006 Blocked Account Control Agreement” means the Blocked Account Control Agreement dated as of January 18, 2006 among MSX Engineering, the Agent, and JPMorgan Chase Bank, N.A., as the depository bank.
          1.2 The following new Section 5.37 is added:
          5.37 GTECH Sale; Etc. The GTECH Sale and all transactions related thereto are permitted by, and not in contravention of, any of the Second Secured Debt Documents, Third Secured Term Loan Debt Documents, Fourth Secured Term Loan Debt Documents or Subordinated Debt Documents or any other material agreement, and no amendment, modification, waiver or other supplement is being executed in connection with, nor is any fee being paid in connection with, any of the Second Secured Debt Documents, Third Secured Term Loan Debt Documents, Fourth Secured Term Loan Debt Documents or Subordinated Debt Documents or any other material agreement relating to the GTECH Sale. The GTECH Sale does not require any payment under the Subordinated Debt, the Fourth Secured Term Loan Debt, the Third Secured Term Loan Debt or the Second Secured Debt at any time. The amount of, and timing of the payment of, the GTECH Sale Net Cash Proceeds are described on Schedule 5.37. The Loan Parties are in compliance in all material respects with all terms and provisions the Subordinated Debt Documents, the Fourth Secured Term Loan Debt Documents, the Third Secured Term Loan Debt Documents or the Second Secured Debt Documents.
          1.3 Section 6.19 is amended by adding the following new clause (j) after the existing clause (i) but before the words “provided, however”:
     , or (j) the sale of the GTECH Sale Assets, subject to each of the following:
          (i) the GTECH Sale is closed on or before March 7, 2006 in accordance with the terms and provisions of the GTECH Asset Sale Documents delivered to the Agent prior to the Fourth Amendment Effective Date, and such GTECH Asset Sale Documents will not be amended, supplemented, waived or otherwise modified, nor any provision thereof waived, without the prior written consent of the Agent,
          (ii) the representations in Section 5.37 shall be correct,
          (iii) the Borrowers hereby agree that all GTECH Sale Net Cash Proceeds shall be immediately deposited into the 2006 Blocked Account (and shall be subject to the 2006 Blocked Account Control Agreement) on the date received by MSX Engineering or any of its Affiliates, and
          (iv) the Lenders authorize the Agent to release the Liens on the GTECH Sale Assets upon the closing of the GTECH Sale.

          1.4 The following new Section 6.33 is added to the Credit Agreement:
          6.33 2006 Blocked Account. Each of the Loan Parties represents, acknowledges and agrees that (a) an amount equal to all MSX UK Sale Net Cash Proceeds, MSX CTS Sale Net Cash Proceeds and GTECH Sale Net Cash Proceeds have been and will be deposited into the 2006 Blocked Account and be subject to the 2006 Blocked Account Control Agreement, (b) MSX Engineering has full power to transfer all rights in and to all amounts that have been or will be deposited into the 2006 Blocked Account, including without limitation an amount equal to all MSX UK Sale Net Cash Proceeds, MSX CTS Sale Net Cash Proceeds and GTECH Sale Net Cash Proceeds, (c) under the 2006 Blocked Account Control Agreement, the Agent has sole control over, and a first priority, perfected lien and security interest in (for the benefit of itself and the LC Issuer and the Lenders and securing all Secured Obligations) the 2006 Blocked Account and all amounts deposited therein at any time, and (d) each Loan Party hereby ratifies and confirms the 2006 Blocked Account Control Agreement, and MSX Engineering agrees to execute and deliver all further agreements and documents in connection therewith at any time requested by the Agent. Notwithstanding anything herein or in any other agreement to the contrary to the contrary, the Agent shall have sole control over the 2006 Blocked Account and the Agent may apply (whether by direct payment, by cash collateralizing or by other defeasance as determined by the Agent) any and all amounts in the 2006 Blocked Account all to the Secured Obligations and permanently reduce the Commitments by the amount of such application at any time (i) upon or during the continuance of a Default (and automatically upon a Default under clause (f) of Article VII hereof), (ii) if required to prevent any required payment or default, if any, under the Subordinated Debt, the Fourth Secured Term Loan Debt, the Third Secured Term Loan Debt or the Second Secured Debt or (iii) upon demand by the Agent or the Required Lenders.
          1.5 Schedule 5.37 attached hereto is added to the Credit Agreement as Schedule 5.37 thereto.
          ARTICLE II. REPRESENTATIONS. Each Loan Party represents and warrants to the Agent, the LC Issuer and the Lenders that:
          2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and is not in contravention of any statute, law or regulation or of any terms of its Articles of Incorporation, By-laws or other organizational documents, or of any material agreement or undertaking to which it is a party or by which it is bound.
          2.2 This Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against each in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and by general principles of equity.
          2.3 After giving effect to the amendments contained herein, the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.
          2.4 After giving effect to the amendments and waivers contained herein, no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

          ARTICLE III. CONDITIONS OF EFFECTIVENESS.
          This Amendment shall be effective as of the date hereof when each of the following conditions is satisfied:
          3.1 the Loan Parties and the Required Lenders shall have signed this Amendment.
          3.2 The Company shall have delivered complete and correct copies of all GTECH Asset Sale Documents.
          3.3 The Company and MSX Engineering shall have delivered or caused to be delivered such resolutions and other documents required by the Agent.
          ARTICLE IV. MISCELLANEOUS.
          4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. Without limiting the definition of Loan Documents, this Amendment and all other agreements and documents executed in connection herewith constitute Loan Documents.
          4.2 Except as expressly amended hereby, each Loan Party agrees that the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect and that it is not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing, and acknowledges and agrees that the Agent and the Lenders have fully performed all of their obligations under the Credit and all other Loan Documents. Notwithstanding this representation and as further consideration for the agreements and understandings herein, each of the Loan Parties, on behalf of itself and its employees, agents, executors, heirs, successors and assigns (the “Releasing Parties”), hereby releases the Agent and the Lenders, their respective predecessors, officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns, from any liability, claim, right or cause of action which now exists or hereafter arises as a result of acts, omissions or events occurring on or prior to the date hereof, whether known or unknown, including but not limited to claims arising from or in any way related to this Amendment, the Credit Agreement, the other Loan Documents, all transactions relating to this Amendment, the Credit Agreement or any of the other Loan Documents or the business relationship among, or any other transactions or dealings among, the Releasing Parties or any of them and the Released Parties or any of them.
          4.3 This Amendment may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile copies of signatures shall be treated as original signatures for all purposes under this Amendment.

     IN WITNESS WHEREOF, the Loan Parties, the Lenders, the LC Issuer and the Agent have executed this Amendment as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Agent, LC Issuer and a Lender

By:	/s/ David J. Waugh
Name: David J. Waugh
Title: Vice President

WEBSTER BUSINESS CREDIT CORPORATION

By:	/s/ Arthur V. Lippens
Name: Arthur V. Lippens
Title: Vice President

UBS AG, STAMFORD BRANCH

By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By:	/s/ Sailoz Sikka
Name: Sailoz Sikka
Title: Associate Director

COMPANY:
MSX INTERNATIONAL, INC.

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Executive Vice President & CFO

FOREIGN SUBSIDIARY BORROWERS:
MSX INTERNATIONAL NETHERLANDS B.V.

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Director

MSX INTERNATIONAL LIMITED

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Director

MSX INTERNATIONAL AUSTRALIA PTY LIMITED

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Director

OTHER LOAN PARTIES:

MSX INTERNATIONAL HOLDINGS LIMITED

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Director

MSX INTERNATIONAL SERVICES (HOLDINGS), INC.

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

MSX INTERNATIONAL ENGINEERING SERVICES, INC. (successor by merger to MSX International Business Services, Inc. and MSX International Technology Services, Inc.)

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

MEGATECH ENGINEERING, INC.

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

CHELSEA COMPUTER CONSULTANTS, INC.

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

MANAGEMENT RESOURCES INTERNATIONAL, INC.

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

INTERNATIONAL COMPUTER CONSULTANTS

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

MSX INTERNATIONAL STRATEGIC TECHNOLOGY, INC.

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

MSX INTERNATIONAL DEALERNET SERVICES, INC.

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

MSX INTERNATIONAL NETHERLANDS (HOLDINGS), C.V.

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Representatives of the Partners

MSX INTERNATIONAL EUROPEAN (HOLDINGS), L.L.C.

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

CREATIVE TECHNOLOGY SERVICES, L.L.C.

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

PILOT COMPUTER SERVICES, INCORPORATED

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

MILLENNIUM COMPUTER SYSTEMS, INC.

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

MSX INTERNATIONAL PLATFORM SERVICES, LLC

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Operating Manager

MSX INTERNATIONAL (HOLDINGS), INC.

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

PROGRAMMING MANAGEMENT & SYSTEMS, INC.

By:	/s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

Schedule 5.37
GTECH Sale Net Cash Proceeds
Sale of HCS Branch Non-Automotive Operations

		Notes -
Purchase Price -
Initial Payment (2.1)	1,000,000.00
plus/minus adjustments or deductions	—

Consideration at Closing	$1,000,000.00

less: transaction costs	47,900.00

less: retention bonuses	46,200.00	funded in two equal installments on July 30, 2006 and January 30, 2007 as offsets to Additional Consideration paid by Purchaser (see below)

remittance to Blocked Account at Closing	$905,900.00

Future Adjustments -
Additional Consideration	tbd	Defined in the Asset Purchase Agreement (2.1)